EXHIBIT 10.11
                                PROMISSORY NOTE

Los Angeles, California
$25,000                     September 17, 2004
                                      --

                         TIME AUTOMATIC CONVERSION NOTE
1. 90 business days after the date of this Note, UC HUB, a public company traded under the ticker symbol of UCHB, the undersigned Maker, promise to pay to the order of William A. Mueller, an accredited investor, or his assignee ("Payee") the sum of $25,000 in stock at Friday's closing selling price which is September 17, 2004 or at a 50% discount off the price of the stock on the due date of Dec 15, 2004 whichever is the lesser. Principal under this Note shall be paid in R144 stock. Mr. Mueller has reviewed the Public Company's filings, business plan and has discussed this automatic conversion note with management this debt is not associated to or in lieu of any other contractual or legal obligation to Payee other than the following options. "Payee" shall receive in addition, an option for two years on 4100 shares of R144 stock in the public entity, UCHB at a 20% discount off the price of the stock the day this Promissory Note is funded and upon the full execution and acceptance of this Promissory Note.

                                  ACCELERATION

2. All liabilities of the undersigned to the Payee, including this Note, will, at the option of the Payee, mature and become due and payable immediately without presentment or notice no sooner than 90 days from the date of this signed Note or on any date thereafter at the sole discretion of Mr. Mueller. In addition, this Note and all other obligations, direct or contingent, of any Maker or endorser of this Note to the Payee will become due and payable immediately, without presentment or notice, if:

          (1)  Maker fails to make the required payment when due.

          (2)  Maker or any endorser, surety, or guarantor of this Note:

               (i) Fails, after demand, to furnish financial information or to permit Inspection of any books or records.
               (ii)    Suspends business.
               (iii)   Becomes insolvent or offers settlement to any creditors.
               (iv) Files a petition in bankruptcy, either voluntary or involuntary.
               (v) Institutes any proceeding under any bankruptcy or Insolvency laws relating to the relief of debtors.
               (vi)    Gives notice of any intended bulk sale.
               (vii)   Makes  an  assignment  for  the  benefit  of  creditors.
               (viii) Mortgages, pledges, assigns, or transfers any accounts receivable or other property, in trust or otherwise, without the written consent of the Payee.
               (ix) Makes any false statement or representation orally or in writing, fails to furnish information, or fails to permit inspection of any books or records on demand of the Payee.
               (ix)    Fails to pay any obligation when due.

          (3) Payee or holder discovers that any misrepresentation was made to payee on or behalf of Maker to obtain credit or an extension of credit.

          (4) Any legal action is commenced against Maker or any endorser, surety, or guarantor, including:


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               (i)  Entry of judgment.

               (ii) Issuance  of  a  writ  of  attachment, order of garnishment, order or subpoena in supplementary proceedings, execution, or similar process.

                                COLLECTION COSTS

          5. If this Note is not paid in full when it becomes due, Maker agrees to pay all collection costs, including, but not limited to all attorney and court fees necessary to enforce or collect this Note for nonpayment at maturity.

                                    WAIVERS

          6. Maker waives trial by jury in any litigation arising out of or relating to this Note in which Payee or a holder of this Note is an adverse party and further waives the right to interpose any defense, set-off, or counterclaim of any nature or description, which rights are expressly waived except as provided by law.

                                  GOVERNING LAW

          7. This Note will be governed by the laws of the State of California, including the Uniform Commercial Code in force in the State of California.

MAKER

/s/ Larry Wilcox
----------------
UC HUB

Its President/CEO

Larry Wilcox

UC HUB

10390 Commerce Center Drive, Suite 250

Rancho Cucamonga, California 91730

909 945 8563 Phone

888 526 5266 FAX

lwilcox@uchub.net
-----------------



FEDEX: Larry Wilcox

10 Appaloosa Lane

West Hills, CA 91307

818 887 6876


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or


Bank Info

UC HUB

Union Bank of California

5855 Topanga Canyon Blvd

Woodland Hills, CA 91367

Account # 1290042846

Routing # 122000496

Contact at Union Bank - Heiga - 818 595 2067


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